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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 15, 2002


                               GENERAL MILLS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                      1-1185                    41-0274440
------------------------           ------------             -------------------
(State of Incorporation)           (Commission                (IRS Employer
                                   File Number)             Identification No.)


    Number One General Mills Boulevard
          Minneapolis, Minnesota                                   55426
         (Mail:  P.O. Box 1113)                                (Mail:  55440)
----------------------------------------                       --------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (763) 764-7600



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ITEM 5. OTHER EVENTS.

         On November 15, 2002, the Registrant agreed to sell $350,000,000 aggregate principal amount of its 3 7/8% Notes due 2007 (the "3 7/8% Notes") pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated November 15, 2002 between the Company and Banc of America Securities LLC, J.P. Morgan Securities Inc., Barclays Capital Inc., Credit Suisse First Boston Corporation, Deutsche Banc Alex. Brown Inc. and UBS Warburg LLC. The 3 7/8% Notes will be issued pursuant to an Indenture (the "Indenture") dated as of February 1, 1996 between the Registrant and U.S. Bank National Association (formerly known as First Trust of Illinois, National Association), as trustee, and an Officers' Certificate and Authentication Order (including form of note to represent the 3 7/8% Notes) under the Indenture dated November 20, 2002 (the "Officers' Certificate"). The offer and sale of the 3 7/8% Notes has been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (Registration No. 333-75808) (the "Registration Statement").

         The purpose of this Current Report is to file with the Commission the Underwriting Agreement, the Officers' Certificate and the Opinion of Siri S. Marshall with respect to the validity of the 3 7/8% Notes.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) Exhibits. The following exhibits to the Registration Statement are filed as part of this report:

               1.1 Underwriting Agreement dated November 15, 2002 between General Mills, Inc. and Banc of America Securities LLC, JP Morgan Securities, Inc., Barclays Capital Inc., Credit Suisse First Boston Corporation, Deutsche Banc Alex. Brown Inc. and UBS Warburg LLC.

               4.1 Officers' Certificate and Authentication Order (including form of note to represent the 3 7/8% Notes) dated November 20, 2002 relating to the 3 7/8% Notes due 2007.

               5.1       Opinion of Siri S. Marshall


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                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 20, 2002

                                          GENERAL MILLS, INC.


                                          By:   /s/ Siri S. Marshall
                                               ---------------------------------
                                               Name:     Siri S. Marshall
                                               Title:    Senior Vice President,
                                                             General Counsel




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                                  EXHIBIT INDEX

 Exhibit
 Number                                      Description
 ------                                      -----------

  1.1 Underwriting Agreement dated November 15, 2002 between General Mills, Inc. and Banc of America Securities LLC, JP Morgan Securities, Inc., Barclays Capital Inc., Credit Suisse First Boston Corporation, Deutsche Banc Alex. Brown Inc. and UBS Warburg LLC.


  4.1 Officers' Certificate and Authentication Order (including form of note to represent the 3 7/8% Notes) dated November 20, 2002 relating to the 3 7/8% Notes due 2007.

  5.1                   Opinion of Siri S. Marshall